Enhancing lives through novel cell therapies Cytori Therapeutics Update | January 2017 NASDAQ: CYTX EXHIBIT 99.1

Forward Looking Statements and Disclaimers 33% 15% 11% 22% 19% OTHER USA EU JAPAN ASIA-PACIFIC This presentation contains certain ‘forward-looking statements’ about Cytori Therapeutics, Inc. All statements, other than statements of historical fact, that address activities, events or developments that we intend, expect, project, believe or anticipate will or may occur in the future are forward-looking statements. Such statements are based upon certain assumptions and assessments made by our management in light of their experience and their perception of historical trends, current conditions, expected future developments and other factors they believe to be appropriate. The forward-looking statements included in this presentation, involve known and unknown risks that relate to future events or our future financial performance and the actual results could differ materially from those discussed in this presentation. Some of those forward-looking statements include statements regarding: our financial condition and prospects; our commercialized and pipeline products and technologies; the timing and conduct of our clinical trials and other parties’ clinical trials involving Cytori Cell Therapy, including associated financial, clinical and regulatory burdens and projected timing for trial approval, enrollment and completion; the various medical indications and markets that may be addressed by Cytori Cell Therapy; the potential effectiveness of Cytori Cell Therapy, including clinical outcomes; conduct of our European managed access program; anticipated uses of clinical trial data; regulatory, reimbursement and commercial strategies and pathways; potential costs and other adverse effects of diseases targeted for treatment by our products, including the Celution system, and; anticipated future funding and contract revenues. Some risks and uncertainties related to such forward looking statements include risks and uncertainties regarding: the funding, conduct and completion of our clinical trials and other parties’ clinical trials involving Cytori Cell Therapy; our ability to successfully execute our managed access program; uncertain clinical outcomes; regulatory uncertainties (including potentially adverse decisions regarding our existing and expected regulatory registrations, approvals and authorizations), unfavorable reimbursement outcomes; inability to access sufficient capital on acceptable terms (including inability to fund, or find third party sources to fund, our proposed clinical trials or continued development of our technologies), failure to maintain our substantially reduced cash burn; failure to achieve projected product revenue and contract revenue growth; our and our partners’ failure to launch products and grow revenues in markets where we currently forecast sales; our abilities to service, pay and/or refinance our corporate debt; availability of future government funding and changes in government procurement priorities; the U.S. federal government’s ability to reduce, modify or terminate the BARDA contract if it determines it is in its best interests to do so; increasing or unanticipated competitive pressures; potential performance issues with our products and technologies; lack of customer acceptance of our technologies; inability to find commercial partners for our therapies; and other risks and uncertainties described under the "Risk Factors" section in our Securities and Exchange Commission Filings on Form 10-K and Form 10-Q. These risks and uncertainties may cause our actual results to differ materially from those discussed in this presentation. We advise reading our most recent annual report on Form 10-K and quarterly reports on Form 10-Q filed with the U.S. Securities and Exchange Commission for a more detailed description of these risks. The forward-looking statements contained in this presentation represent our estimates and assumptions only as of the date of this presentation and we undertake no duty or obligation to update or revise publicly any forward-looking statements contained in this presentation as a result of new information, future events or changes in our expectations. Caution: Within the U.S., the Celution System is an investigational device limited by U.S. law to investigational use. The following trademarks are owned by Cytori Therapeutics: Celase, Celution, Celution (with design), Cytori Therapeutics, Cytori (with design) and Cytori Cell Therapy.  All third party trademarks are the property of their respective owners.

Cytori Overview Late stage cell therapy company Three phase III trials complete or enrolling Fully enrolled US phase III scleroderma trial, data mid-2017 Recent US Phase II trial readout in knee osteoarthritis Up to $106m US government (BARDA) contract, anticipate clinical trial milestone 2017 Product & contracting revenue- narrowing burn

Cytori Cell Therapy: Clinical Pipeline Funded by BARDA (US Govt.) Pre-Clinical Phase I/II Phase III Est. Peak Sales Potential Therapeutic Agent Wounds Rad/Burn5 DCCT-10 >$60M (US) Cytori-supported, Investigator-initiated trial Published peer-reviewed study Cytori-supported, Investigator-initiated trial; Japan Govt Sponsorship Published peer-reviewed study >$480M (US) Hand Dysfunction in SclerodermaFully Enrolled (88pts/Data Q3/17) Autoimmune & Inflammatory Conditions of the Hand Orthopedics Urology/Breast Reconstruction >$80M (EU) Hand Dysfunction in SclerodermaEnrolling (12/40pts; Data Q3/17)1 $3.4BN (WW) Knee OA Data Analysis (94 pts) ECCO-50 2° Raynaud’s Phenomenon >$1.6BN (WW) $300M (WW) Bone RepairPilot Publ.2 ECCO-50 $130M (JP) Breast Reconstruction4 ECCI-50 >$75M (JP) Male Urinary Incontinence: Enrolling (21/45pts; Data 2018)3 ECCI-50

Cytori Cell Therapy: Same Day Procedure TIME £ 30 Min £ 120 Min 5 - 30 Min PROCESS HARVEST Small Volume Liposuction (100-360 mL) PROCESS Celution® System Tissue Processing, Cell Isolation & Dose Preparation DELIVER Cytori® Cell TherapyTM Delivery Bedside Manufacture proprietary consumables, software, and reagents Adipose Tissue Non-Viable Cellular Debris, Waste & Enzymes Adipose Derived Regenerative Cells (ADRCs) Hand Scleroderma Knee Osteoarthritis 1 2 3

Cytori Cell Therapy: Why Adipose? Cells sourced from autologous adipose tissue Heterogeneous and uncultured- ADRC potency advantage Cell therapeutic manufactured in bedside GMP process Stem & Stromal Cells Leukocytes Tissue Macrophages Endothelial Vascular SMCs Adipose-derived regenerative cells- Clinical grade, heterogeneous cell population highly-enriched for adipose-derived stem, stromal, vascular, and immunoregulatory cell types Metabolic reservoir High baseline angiogenic potential Immune organ Stem cells & progenitors

Cytori Cell Therapy: Mechanism of Action Cytori Cell Therapy is being developed with the goal of beneficially modulating multiple key pathologic processes which are anticipated to reduce pain and disability and improve quality of life Promotes angiogenesis Normalization of vessel architecture Improved vasomotor function1-5 Reduces development of fibrosis Remodels existing fibrosis2,10,11 Modulates expression of pro- and anti-inflammatory factors Modulates the function of pro- and anti-inflammatory cells3, 6-9, 1. Foubert et al (2015); 2. Koh et al (2011); 3. Premaratne (2011); 4. Morris et al (2015); 5. Eguchi et al (2015); 6. Feng et al (2010); 7. Hao et al (2014); 8. Dong et al (2013); 9. Data on file (Cytori); 10. Serratrice et al (2014); 11. Data on file (Cytori) Inflammation Fibrosis/Wound Remodeling Angiogenesis/Vasculopathy

Lead Indication: Scleroderma

Scleroderma Pathophysiology Scleroderma or Systemic Sclerosis Rare autoimmune condition Affects Women: Men, 4:1 US Prevalence: 50,000 patients >90% of patients have hand disability Fibrosis, pain, and edema result in diminished mobility and hand function even with standard medical care Severe vasomotor symptoms Cytori Cell Therapy Preclinical and in vitro studies report modulation of perivascular inflammation, improved endothelial function, and reduction of extracellular matrix (fibrosis) Images reproduced with permission of the nonprofit International Scleroderma Network at sclero.org Image on left by D Niklas, https://commons.wikimedia.org/wiki/File:Raynaud-Syndrom.JPG used under CC license Image on right reproduced with permission of the nonprofit International Scleroderma Network at sclero.org Raynaud’s Phenomenon Ulceration and Edema Endothelial Dysfunction Vascular Damage Chronic Inflammation Fibrosis Diminished Hand Function Ulcers & Amputation

Scleroderma: Market Overview Current Standard of Care No therapies approved for treatment of hand dysfunction in scleroderma patients Existing 1st and 2nd line treatments for treatment of Raynaud’s Phenomenon or other aspects of scleroderma are often inadequate and/or poorly tolerated Existing 3rd line treatments are costly ($30-$100k) and often very poorly tolerated Diagnosis Average age: 30’s-50’s 1st/2nd Line Therapies Inadequately effective and/or poorly tolerated in ~50% of patients1,2 Calcium channel blockers (eg: nifedipine) PDE5 inhibitors (eg: sildenafil) Topical nitrates Side effects: headache, dizziness, flushing, tachycardia, and edema 3rd Line Therapies Expensive, often poorly-tolerated; doses titrated to tolerance rather than to symptom relief Endothelin-1 receptor antagonist (eg: Bosentan) Intravenous (IV) prostaglandin (PG) analog (eg: Iloprost) Pain due to severe ischemia may require the use of analgesics Immunosuppressive agents (eg: methotrexate, cyclophosphamide, azathioprine, mycophenolate) Surgical sympathectomy 1. Thompson et al Arthritis Rheum. 2001;44(8):1841-7 2. Herrick (2008) BMJ Clin Evidence 09:1125

Scleroderma: Treatment Approach Ambulatory Procedure room Local or mild conscious sedation Single administration ECCS-50 0.5cc injection to each side of each finger

Pilot/Phase I SCLERADEC I Trial SCLERADEC I Study size 12 Randomization Open label Administration Single administration (~4m cells/finger) Sites Single site - Marseille, France Endpoints Cochin Hand Function Scale Raynaud’s Condition Score Scleroderma Health Assessment Questionnaire Pain Modified Rodnan Skin Score Capillaroscopy Adverse events Other Follow-Up 24 months Status Complete Six , 12 and 24 month data published1,2,3 24 month data presented at Systemic Sclerosis World Congress in Lisbon, Portugal, February 19, 2016 36 month follow up data showing sustained benefits materially consistent with those shown on two-year data 1. Granel et al (2014); Ann Rheum Dis Aug 11: doi: 10.1136/annrheumdis-2014-205681 2. Guillaume-Jugnot et al (2015) Rheumatol. 10.1093/rheumatology/kev323

Treatment led to improvement in hand function, Raynaud’s phenomenon, and pain SCLERADEC I Improvement Through 24 months Key Observation: Concordant reduction (~50% ) in four key symptomatic patient reported outcomes Efficacy sustained to two years following a single treatment p<0.001 p<0.001 p<0.001 p=0.052 p<0.002 Cochin Hand Function Score Raynaud’s Condition Score Pain Scleroderma Health Assessment Questionnaire p=0.01 1. 6-month data: Granel et al (2014); Ann Rheum Dis Aug 11: doi: 10.1136/annrheumdis-2014-205681 2. 12-month data: Guillaume-Jugnot et al (2015) Rheumatol. 10.1093/rheumatology/kev323 3. Magalon Systemic Sclerosis World Congress in Lisbon, Portugal, February 19, 2016

Normal Range 15-39kg Normal Range 3.5-7.7kg SCLERADEC I- Other Endpoints Sustained improvement in hand strength & skin stiffness 330% improvement in pinch strength 20% improvement in grip strength p=0.005 12% improvement in mRSS of the hand p=0.004 p=0.05 1. 6-month data: Granel et al (2014); Ann Rheum Dis Aug 11: doi: 10.1136/annrheumdis-2014-205681 2. 12-month data: Guillaume-Jugnot et al (2015) Rheumatol. 10.1093/rheumatology/kev323 3. Magalon Systemic Sclerosis World Congress in Lisbon, Portugal, February 19, 2016

Reduction in digital ulcers, improved microvascular architecture Image at top reproduced with permission of the nonprofit International Scleroderma Network at sclero.org SCLERADEC I- Other Endpoints 30-35% improvement in vascular suppression score 40% improvement in number of ulcers Baseline 12 Months p<0.001 VSS data at 24 months not available 1. 6-month data: Granel et al (2014); Ann Rheum Dis Aug 11: doi: 10.1136/annrheumdis-2014-205681 2. 12-month data: Guillaume-Jugnot et al (2015) Rheumatol. 10.1093/rheumatology/kev323 3. Magalon Systemic Sclerosis World Congress in Lisbon, Portugal, February 19, 2016

Scleroderma: Ongoing Clinical Trials STAR (Phase III) SCLERADEC II (Phase III)* Study size 88 40 Randomization 1:1, active: placebo 1:1 (dose from Pilot, placebo) Crossover Placebo, crossover at 48 weeks Placebo, crossover at 24 weeks (cryo) Sites Up to 20 in USA 6 France Primary Endpoint Cochin Hand Function Score (CHFS) at 6 months Cochin Hand Function Score at 3 months Secondary Endpoints CHFS, Raynaud’s Condition Score, Scleroderma Health Assessment Questionnaire, Pain, Modified Rodnan Skin Score, Hand Mobility in Scleroderma Test, Adverse events CHFS, Raynaud’s Condition Score, Scleroderma Health Assessment Questionnaire, Pain, Modified Rodnan Skin Score, Capillaroscopy, Adverse events Follow-Up 48 weeks 24 weeks Status Enrolled, Data in mid-2017 Enrolling Clinical/Regulatory Strategy EU SCLERADEC I trial data used to support US FDA STAR trial approval, potential EU Conditional Marketing Authorization US FDA STAR trial for US PMA approval US STAR trial ± SCLERADEC II to obtain Full Marketing Authorization * Investigator-initiated trial

HabeoTM for Scleroderma - Projected Development Timeline 2015 2016 2017 2018 2019 3 4 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 STAR Enrollment, 12 Month Follow-Up & Data Analysis FDA PMA Submission & Panel Approval EMA MAA Submission for Full Marketing Authorization (based on STAR) Approval Phase III Data Conditional Approval Full Approval Device (PMA) Drug (ATMP) EU Data Actual timelines may materially differ from current projections based on a variety of factors, including patient enrollment, regulatory issues and timelines (including EMA and FDA approval timelines), clinical results of the contemplated trials and other factors. Cytori cannot guarantee that it will receive conditional or normal EMA market authorization or FDA Actual timelines may PMA approval for its ECCS-50 therapy.

European Managed Access Program ❶ Provide ethical and compliant access to Cytori Cell TherapyTM, ECCS-50, for hand scleroderma patients prior to EMA marketing authorization ❷ Increase awareness of and facilitate a positive experience with Cytori Cell TherapyTM among healthcare providers in advance of commercial launch ❸ Track and collect key program data and documentation providing valuable insight regarding the demand for and use of Cytori Cell TherapyTM ❹ Implement a chargeable program in EMEA countries where regulations allow ❺ Launch the program in Q1 and begin treating patients in Y1 and close the program once reimbursement is attained in each EMEA country

Pipeline Indications Knee Osteoarthritis Urinary Incontinence Radiation/Thermal Burn

Knee Osteoarthritis Osteoarthritis Progressive loss of joint function Imbalance between anabolic (cartilage-forming) and catabolic (cartilage-destroying) processes driven by synovial inflammation Distinct from RA Epidemiology OA is the most common form of arthritis 13.9% of adults >25 years 33.6% (12.4 million) >65 years Estimated 26.9 million US adults (2005) Pathophysiology Ligament Damage Joint Instability / Misalignment Increased Load Microtrauma Inflammation Muscle Weakness Pain & Loss of Joint Function

Scientific Rationale: Cytori Cell Therapy in OA Pathophysiology of OA (persistent synovial inflammation leading to cartilage destruction) overlaps with other clinical indications in which Cytori Cell Therapy shown to have impact Combination of veterinary, preclinical, in vitro, and pilot clinical data indicate significant potential for symptomatic improvement and potential disease modification Opportunity: Biologic/Cell Therapy to better address gap between analgesics and surgical management

ACT-OA Trial Phase II (ACT-OA) Study Size 94 enrolled Randomization 1:1:1 (low dose, high dose, placebo) Sites 12 US Primary Endpoint KOOS - pain on walking @ 12 weeks, not powered Secondary Endpoints KOOS, pain/function questionnaires, disease activity pain meds, SF-36, MRI@ 48 weeks Follow-Up 48 weeks Status Enrolled, completed 48 week topline assessment Next Steps Partnership discussion ongoing for Phase III/commercial

ACT-OA Trial Preliminary Top-line 48 Week Data, Patient Reported Outcomes Placebo Treated Reported Placebo Range KOOS Pain Subscore ACT-OA ‘Placebo’ Effect Pain on 50ft Walk VAS OA Damage OA Activity Reduction in Pain Rescue Meds (tabs/wk) ** * ** * *Internal top-line data analysis, final statistical analysis subject to external review. * p≤0.1 ** p≤0.05 *** p≤0.01

ACT-OA Trial Preliminary Top-line 48 Week Data, MRI or MOAKS Placebo Treated % Subjects with Worsened Regions % Subjects with Cartilage Worsening in Central/Medial Regions % Subjects with Worsening of Osteophyte Size Placebo Treated Percentage of Regions Worsening From a Baseline of Zero Percentage of Total Regions With Worsening Percentage of Subjects With Worsening * p≤0.1 ** p≤0.05 *** p≤0.01 ** ** *** *** ** % Subjects with Regions Worsening- From Baseline = 0 * * *** * * *Internal top-line data analysis, final statistical analysis subject to external review. MRI Regional Segmentation

ACT-OA Trial Phase II (ACT-OA) Study Size 94 enrolled Randomization 1:1:1 (low dose, high dose, placebo) Sites 12 US Primary Endpoint KOOS - pain on walking @ 12 weeks, not powered Secondary Endpoints KOOS, pain/function questionnaires, disease activity pain meds, SF-36, MRI@ 48 weeks Follow-Up 48 weeks Status Enrolled, completed 48 week topline assessment Next Steps Partnership discussion ongoing for Phase III/commercial No SAEs related to cell therapy or procedure Consistent 12, 24, 48 week trends favoring cell therapy effect in patient reported outcomes Pain PROs, pain on walking question @12 weeks- trends not reaching statistical significance Substantial effect from baseline to 12, 24, 48 week, active vs. placebo smaller on relative basis Consistent effect in MOAKS/MRI imaging in several parameters at 48 weeks 48 Week Preliminary Data- Top-line Results

Stress Urinary Incontinence Program ‘ADRESU’ Trial Objectives Approved, reimbursed therapy for SUI in men following prostate intervention Unmet need for patients Support proof of concept in female incontinence Support Investigator initiated with Cytori support Substantial funding via Japanese Ministry of Health, Labour and Welfare Progress/Data Pilot clinical trial data published 1,2 Increase maximum urethral closing pressure Reduction 24-hour pad weight Increased blood flow Ongoing 45 pt. Multicenter Pivotal Trial Anticipate >50% enrollment by YE 2016 Anticipate enrollment completion 2017 Development Plan Ongoing pivotal trial sufficient for approval/reimbursement – 50% enrolled Assuming positive data, seek approval and reimbursement based on 12 month assessment Potential partnering opportunity 1. Gotoh et al. (2014) Int J Urology 21 (3) 294-300 2. Yamamoto et al. (2012) Int J Urology 19 (7) 652-9

Radiation/Thermal Burn Program Objectives Development medical countermeasure for mass casualty event- thermal burn ± radiation exposure Proof of concept clinical data for use of Cytori Cell Therapy in wound healing Support Funded by contract of up to $106MM from Biomedical Advanced Research and Development Authority (BARDA) $18.7MM of funding allocated through September 2016 Progress/ Preclinical Data Improvement in multiple tissue repair parameters following administration of Cytori Cell Therapy1,2 Effective via multiple routes of administration1,2 Efficacy sustained following substantial exposure to radiation dose3 Development Plan Submit IDE application in 2016 for a pilot clinical trial Enrollment begins 2017 Additional funding anticipated, pending receipt of IDE approval for clinical trial 1. Foubert et al. (2015) Burns doi:10.1016/j.burns.2015.05.004 2. Foubert et al. (2015) Adv Wound Care doi:10.1089/wound.2015.0672 3. Foubert et al (manuscript in preparation)

Corporate Information

102 patents issued worldwide; over 65 applications pending Cytori Cell Therapy: Global Patent Estate Goal: Protect Cytori’s proprietary methods and devices for manufacturing Cytori Cell Therapy, as well as methods of using Cytori Cell Therapy in the treatment of scleroderma, and several other indications, including osteoarthritis and SUI. 28% 15% 11% 25% 21% OTHER USA EU JAPAN ASIA-PACIFIC

Capitalization Summary Select Data – as of 9/30/16 Cash ~ $15MM Senior term loan ~ $17.7MM Common Shares outstanding ~ 20.5MM Outstanding options, RSAs and warrants ~ 4.3MM Fully diluted share count ~ 24.8MM Market capitalization ~ $32MM* * Based on share price of $1.55 at closing on January 6, 2017.

Update- Key Corporate Objectives & Milestones 2017 Objectives & Milestones STAR Phase III one year follow-up data SCLERADEC-II 24 WK follow-up data Submit for US FDA PMA approval for HabeoTM for scleroderma Submit for EMA marketing authorization for HabeoTM for scleroderma US Phase I BARDA-funded trial enrollment Full ADRESU enrollment IDE for for HabeoTM for secondary Raynaud's

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